Item 1: Report to Shareholders

Diversified Small-Cap Growth Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Small-cap growth stocks generally declined in the first half of 2005, as modest second-quarter gains were not enough to offset first-quarter losses. The market’s attempts to advance were hindered by concerns about the pace of economic growth amid surging oil prices—which reached $60 per barrel in late June—and rising short-term interest rates.

Your fund returned 1.74% in the last six months and 5.91% for the 12-month period ended June 30, 2005. The fund surpassed its benchmarks in both periods, as shown in the table, due to favorable stock selection across various sectors, especially health care and consumer discretionary.

MARKET ENVIRONMENT

PERFORMANCE COMPARISON

Periods Ended 6/30/05	6 Months	12 Months
Diversified Small-Cap
Growth Fund	1.74%	5.91%
Russell 2000 Growth Index	-3.58	4.29
Lipper Small-Cap
Growth Funds Index	-1.21	5.83

Economic conditions were mostly favorable in the first half of 2005. Although the manufacturing sector decelerated somewhat, the economy continued to expand at a steady pace. New job growth continued at a reasonable rate, the unemployment rate hovered slightly above 5%, and inflation remained contained, despite surging oil prices.

Relatively low interest rates continued to provide a helpful stimulus to the economy. Although money market and short-term bond yields increased as the Federal Reserve raised the fed funds target rate from 2.25% to 3.25% in four quarter-point increments in the last six months, long-term interest rates unexpectedly declined. The result was a flattening of the Treasury yield curve, which currently indicates that long-term Treasury yields are not much higher than short-term yields.

Small-cap shares slightly trailed large-caps in the first half of 2005. The small-cap Russell 2000 Index returned -1.25% versus -0.81% for the large-cap S&P 500 Index. As measured by various Russell indexes, value stocks outperformed their growth counterparts across all market capitalizations, including the small-cap space.

SMALL-CAP STOCK RETURNS

Periods Ended 6/30/05	6 Months	12 Months
Russell 2000 Index	-1.25%	9.45%
Russell 2000 Growth Index	-3.58	4.29
Russell 2000 Value Index	0.90	14.39

In the small-cap growth universe, the health care sector produced brisk gains, thanks to strength in providers and service companies. Consumer discretionary stocks also performed well, led by specialty retailers, though media stocks were sluggish. The energy sector remained robust, especially equipment and service companies. On the downside, information technology stocks fell broadly. Financial and industrials and business services shares also declined but held up better.

The market for initial public offerings was relatively quiet in the first half of the year, though activity picked up in recent months. Fewer than 100 companies went public in the last six months, according to data from Dealogic and Thomson Financial. Merger and acquisition activity remained very brisk, however, and the universe of small- and mid-cap U.S. companies—as measured by the Dow Jones Wilshire 4500 Completion Index—continued to shrink. As of June 30, 2005, there were 4,410 companies represented in the index versus 4,475 at the end of 2004.

PORTFOLIO REVIEW

We have maintained a broadly diversified portfolio of small-cap growth stocks since our last report to you. At the end of June, the fund’s assets were spread across approximately 300 securities in multiple industries, and very few holdings represented more than 1% of fund assets. Casting such a wide net is a key tool for risk management, as it can reduce the potentially negative impact of a given stock on the entire portfolio. In addition, such broad diversification provides greater opportunities than more concentrated portfolios to have some exposure to the stocks and sectors that perform best. Of course, diversification cannot assure a profit or protect against loss in down markets.

Our sector allocations, which are usually not dramatically different from those of broad small-cap growth benchmarks and portfolios, did not change very much since the end of 2004. The information technology sector, which remains our largest (26.1% of fund assets at the end of June), performed worst in the last six months. All underlying industries declined, led by electronic equipment firms and traditional software companies. Internet software and services companies held up best, led by Digital Insight, a provider of software and online services to banks. IT services companies also held up fairly well, especially Global Payments, SRA International, and Cognizant Technology Solutions. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

PORTFOLIO CHARACTERISTICS

	Diversified	S&P 500
	Small-Cap	Stock
As of 6/30/05	Growth Fund	Index
Market Cap (Investment-
Weighted Median)	$1.6 bil	$48.8 bil

Earnings Growth Rate
Estimated Next 5 Years *	17.8%	11.2%

P/E Ratio (Based on Next 12
Months’ Estimated Earnings) *	19.6X	15.4X

* Source data: IBES. Forecast data are in no way an indication of future investment returns.

Health care stocks (22.6% of assets) contributed substantially to our results in both absolute terms and relative to our benchmarks. Providers and services companies produced outstanding results, especially Computer Programs and Systems, Advisory Board, Coventry Health Care, and Accredo Health, which were among our 10 largest contributors to performance. We eliminated Accredo after Medco Health Solutions announced that it would acquire the company. Health care equipment and supply companies were less robust but still produced favorable results, especially Respironics, Thoratec, and Invitrogen. In contrast, our biotechnology shares were lackluster, and our pharmaceutical holdings generally declined.

Our stock selection in the consumer discretionary sector (22.4% of assets) also contributed greatly to our performance advantage. Specialty retailers fared best in the sector, with O’Reilly Automotive and Michael’s Stores, which sells arts and crafts supplies, among our largest contributors to performance. Homebuilder Toll Brothers, which continued to benefit from the real estate boom, was also one of our top performers. Stocks of hotels, restaurants, and leisure-oriented companies did well, such as Station Casinos, PF Chang’s China Bistro, and CEC Entertainment, but on the downside, media stocks continued to disappoint, especially Radio One. Multi-line retailers also struggled, and we eliminated Dollar Tree Stores.

Industrials and business services companies (11.9% of assets) generally declined in the last six months, as gains in commercial services and supply companies—such as Corporate Executive Board and medical waste management company Stericycle—were offset by weakness in other segments. Airlines and road and rail stocks sagged amid surging fuel costs, though Dollar Thrifty Auto Group, which leases and rents vehicles, bucked the negative trend.

Financial stocks (6.0% of assets) generally fell, led by commercial banks. Lenders of money tend to have their profits dented when long-term interest rates, which determine the interest they collect from borrowers, are about the same as short-term rates, which determine how much interest they pay to those with deposit accounts. We are currently underweighting the sector relative to our benchmarks; nevertheless, weakness in holdings such as UCBH Holdings and Investors Financial Services hurt our relative performance.

Finally, energy stocks (5.8% of assets) continued to rally with oil prices. Once again, most of our holdings in the sector produced gains in the last six months.

OUTLOOK

The economy is likely to continue expanding this year, despite elevated oil prices, and short-term interest rates are likely to keep rising. Unless corporate profit growth remains vigorous, stocks may have difficulty making progress until the Fed signals that rates are at or near a neutral level that neither stimulates nor stifles economic growth.

Small-cap stocks lagged their larger counterparts slightly in the first half of the year, which could signal that the small-cap cycle of outperformance is drawing to a close. Value stocks maintained their performance advantage over growth, but we do not expect that five-year trend to continue indefinitely. Although six months does not a trend make, the fund’s favorable relative performance could indicate that investors are beginning to show greater respect toward stocks of companies with good earnings growth or growth potential. Our time horizon is much longer, of course, and we believe that the performance of small-cap growth stocks relative to value over the next several years will be more favorable than in the last few.

Respectfully submitted,

Paul W. Wojcik
Chairman of the fund’s Investment Advisory Committee

July 15, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Dow Jones Wilshire 4500 Completion Index: An unmanaged index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those found in the S&P 500 Index.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Corporate Executive Board	1.3%
Nextel Partners	1.2
Advisory Board	1.2
Computer Programs and Systems	1.1
Station Casinos	1.0
Avid Technology	0.9
Coventry Health Care	0.9
Engineered Support System	0.9
UTi Worldwide	0.9
Respironics	0.9
Toll Brothers	0.8
O’Reilly Automotive	0.8
SRA International	0.8
Bright Horizons Family Solutions	0.8
Oshkosh Truck	0.8
DaVita	0.8
SkyWest	0.8
Education Management	0.8
Resources Global Professionals	0.8
Cal Dive International	0.8
Steris	0.7
Zebra Technologies	0.7
Omnicare	0.7
Protein Design Labs	0.7
Comstock Resources	0.7
Total	21.8%

           Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

PORTFOLIO HIGHLIGHTS

INDUSTRY DIVERSIFICATION
Twenty-Five Largest Industries
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05

Health Care Providers and Services	9.3%	10.2%
Health Care Equipment and Supplies	5.5	6.8
Specialty Retail	6.9	6.7
Semiconductor and Semiconductor Equipment	5.9	6.0
Software	5.3	5.4
Hotels, Restaurants, and Leisure	3.8	4.5
Biotechnology	4.0	4.1
Commercial Services and Supplies	3.3	4.0
Electronic Equipment and Instruments	4.2	3.8
Energy Equipment and Services	4.0	3.4
IT Services	3.7	3.4
Diversified Consumer Services	3.1	2.9
Communications Equipment	3.8	2.8
Oil, Gas, and Consumable Fuels	1.6	2.4
Aerospace and Defense	2.2	2.3
Internet Software and Services	2.2	2.3
Media	3.1	2.2
Capital Markets	2.7	2.1
Wireless Telecommunication Services	1.4	1.9
Commercial Banks	2.0	1.8
Computers and Peripherals	1.9	1.7
Household Durables	1.5	1.6
Pharmaceuticals	2.5	1.5
Insurance	1.4	1.3
Airlines	1.5	1.3
Total	86.8%	86.4%

           Historical weightings reflect current industry/sector classifications.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

			Since
			Inception
Periods Ended 6/30/05	1 Year	5 Years	6/30/97
Diversified Small-Cap Growth Fund	5.91%	-2.64%	3.69%
Russell 2000 Growth Index	4.29	-4.51	2.83
Lipper Small-Cap Growth Funds Index	5.83	-3.88	5.99

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results.
Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The fund charges a redemption fee of 1% on shares held for three months or less. For shares purchased prior to January 1, 2005, the redemption fee applies on shares held for six months or less. The performance information shown does not reflect the deduction of the redemption fee. If it did, the performance would be lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions.
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$1,017.40	$6.25
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.60	6.26

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.25%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$12.68	$11.50	$8.20	$11.31	$12.54	$14.11

Investment activities
Net investment
income (loss)	(0.05)*	(0.12)*	(0.09)*	(0.11)*	(0.13)	(0.12)*
Net realized and
unrealized gain (loss)	0.27	1.30	3.39	(3.00)	(1.10)	(1.05)

Total from
investment activities	0.22	1.18	3.30	(3.11)	(1.23)	(1.17)

Distributions
Net realized gain	–	–	–	–	–	(0.40)

NET ASSET VALUE
End of period	$12.90	$12.68	$11.50	$8.20	$11.31	$12.54

Ratios/Supplemental Data
Total return^	1.74%*	10.26%*	40.24%*	(27.50)%*	(9.81)%	(8.29)%*
Ratio of total expenses to
average net assets	1.25%†*	1.25%*	1.25%*	1.25%*	1.35%	1.25%*
Ratio of net investment
income (loss) to average
net assets	(0.75)%†*	(0.99)%*	(1.03)%*	(1.10)%*	(1.15)%	(0.91)%*
Portfolio turnover rate	21.3%†	26.4%	23.3%	43.8%	30.3%	66.0%
Net assets, end of period
(in thousands)	$79,904	$82,582	$75,300	$50,379	$72,171	$85,101

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/06.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)

COMMON STOCKS 99.3%

CONSUMER DISCRETIONARY 22.4%
Auto Components 0.5%
Gentex	24,000	437
		437
Automobiles 0.2%
Thor Industries	5,000	157
		157
Diversified Consumer Services 2.9%
Apollo Group, Class A *	2,973	233
Bright Horizons Family Solutions *	15,600	635
Corinthian Colleges *	8,000	102
Devry *	6,000	120
Education Management *	18,000	607
ITT Educational Services *	8,500	454
Jackson Hewitt Tax Service	5,500	130
		2,281
Hotels, Restaurants & Leisure 4.5%
Alliance Gaming *	9,800	137
BJ's Restaurants *	5,000	102
CEC Entertainment *	10,550	444
Great Wolf Resorts *	10,500	215
International Speedway, Class A	1,500	84
PF Chang's China Bistro *	9,200	543
Rare Hospitality International *	14,700	448
Shuffle Master *	5,000	140
Sonic *	11,137	340
Station Casinos	11,700	777
The Cheesecake Factory *	9,000	312
WMS Industries *	2,400	81
		3,623
Household Durables 1.6%
Harman International	1,800	147
MDC Holdings	5,435	447
Toll Brothers *	6,500	660
		1,254
Internet & Catalog Retail 1.1%
Coldwater Creek *	13,950	348
Drugstore.com *	30,300	126
Insight Enterprises *	18,475	373
		847
Leisure Equipment & Products 1.2%
MarineMax *	7,500	234
Marvel Enterprises *	12,750	252
RC2 Corporation *	1,300	49
SCP Pool	12,180	427
		962
Media 2.2%
Cox Radio, Class A *	9,000	142
Emmis Communications *	9,900	175
Entercom Communications *	5,600	186
Getty Images *	5,500	408
Insight Communications *	4,200	46
Radio One, Class D *	19,600	250
Regent Communications *	19,500	115
Scholastic *	5,200	201
Spanish Broadcasting, Class A *	15,600	156
Valassis Communications *	3,000	111
		1,790
Multiline Retail 0.4%
Family Dollar Stores	2,000	52
Fred's	17,700	294
		346
Specialty Retail 6.7%
AC Moore Arts & Crafts *	17,500	553
Christopher & Banks	15,900	290
Gamestop *	9,500	311
Group One Automotive *	4,000	96
Gymboree *	10,000	137
Hibbett Sporting Goods *	5,000	189
Hot Topic *	14,500	277
Michaels Stores	10,500	434
O'Reilly Automotive *	22,000	656
Pacific Sunwear *	18,012	414
PETsMART	9,700	294
Rent-A-Center *	3,250	76
Ross Stores	8,700	251
Sonic Automotive	3,000	64
Talbots	4,000	130
TSC *	6,000	295
Urban Outfitters *	8,800	499
West Marine *	5,000	90
Williams-Sonoma *	7,000	277
Zumiez *	1,600	47
		5,380
Textiles, Apparel, & Luxury Goods 1.1%
Fossil *	19,875	451
Quiksilver *	10,000	160
Timberland, Class A *	6,000	232
		843
Total Consumer Discretionary		17,920

CONSUMER STAPLES 1.8%
Beverages 0.1%
Boston Beer, Class A *	4,000	90
		90
Food & Staples Retailing 1.0%
Performance Food Group *	4,400	133
United Natural Foods *	16,000	486
Whole Foods Market	1,500	177
		796
Food Products 0.7%
Peet's Coffee & Tea *	4,000	132
SunOpta *	72,900	414
		546
Total Consumer Staples		1,432

ENERGY 5.8%
Energy Equipment & Services 3.4%
Atwood Oceanics *	1,500	92
Cal Dive International *	11,500	602
FMC Technologies *	5,000	160
Global Industries *	11,000	94
Grey Wolf *	18,300	136
Helmerich & Payne	3,000	141
Lone Star Technologies *	1,000	46
Maverick Tube *	8,000	238
National Oilwell Varco *	4,081	194
Oil States International *	10,500	264
Patterson-UTI Energy	12,500	348
Unit *	9,000	396
		2,711
Oil, Gas & Consumable Fuels 2.4%
Bill Barrett *	8,000	237
Cabot Oil & Gas	10,500	364
Comstock Resources *	22,000	556
Forest Oil *	5,000	210
Spinnaker Exploration *	8,000	284
Stone Energy *	5,500	269
		1,920
Total Energy		4,631

FINANCIALS 6.0%
Capital Markets 2.1%
Affiliated Managers Group *	6,400	437
Eaton Vance	10,000	239
Greenhill	1,200	49
Investors Financial Services	9,700	367
Legg Mason	2,748	286
Raymond James Financial	10,000	283
		1,661
Commercial Banks 1.8%
Amegy Bancorp	10,000	224
Boston Private Financial	12,000	302
East West Bancorp	8,000	269
SVB Financial Group *	5,400	258
UCBH Holdings	21,600	351
		1,404
Consumer Finance 0.3%
First Marblehead *	3,300	116
Moneygram International	7,100	136
		252
Diversified Financial Services 0.0%
CapitalSource *	1,500	29
		29
Insurance 1.3%
Brown & Brown	4,600	207
MaxRe Capital	10,500	241
RenaissanceRe Holdings	6,000	295
StanCorp Financial Group	4,000	306
		1,049
Thrifts & Mortgage Finance 0.5%
IndyMac Mortgage Holdings	3,000	122
Triad Guaranty *	5,000	252
		374
Total Financials		4,769

HEALTH CARE 22.6%
Biotechnology 4.1%
Abgenix *	11,000	94
Alkermes *	8,400	111
Amylin Pharmaceuticals *	6,900	144
Celgene *	4,000	163
Cephalon *	4,359	174
Charles River Laboratories International *	8,000	386
Digene *	17,500	484
ICOS *	3,300	70
Incyte Genomics *	10,000	72
Martek Biosciences *	8,500	323
Neurocrine Biosciences *	7,000	294
Protein Design Labs *	27,600	558
Techne *	8,000	367
Vertex Pharmaceuticals *	3,302	56
		3,296
Health Care Equipment & Supplies 6.8%
Advanced Neuromodulation Systems *	7,000	278
Aspect Medical Systems *	11,800	351
Cytyc *	13,500	298
Dentsply International	7,000	378
ICU Medical *	9,800	315
IDEXX Laboratories *	2,500	156
INAMED *	7,350	492
Integra LifeSciences *	5,500	161
Invitrogen *	6,100	508
Kyphon *	4,500	156
Mentor	7,400	307
Merit Medical Systems *	5,900	91
Respironics *	19,000	686
Steris	23,000	593
Thoratec *	23,500	360
Varian *	4,000	151
Wright Medical Group *	4,500	120
		5,401
Health Care Providers & Services 10.2%
Advisory Board *	19,000	926
Amedisys *	6,900	254
AmSurg, Class A *	2,500	69
Community Health System *	6,000	227
Computer Programs and Systems	24,400	909
Coventry Health Care *	10,000	707
D&K Healthcare	7,000	59
DaVita *	13,650	621
Gentiva Health Services *	12,200	218
Henry Schein *	3,000	125
LCA-Vision	3,000	145
LifePoint Hospitals *	6,000	303
Manor Care	5,500	218
Matria Healthcare *	5,850	188
Omnicare	13,500	573
Patterson Companies *	6,500	293
Pharmaceutical Product Development *	7,200	337
Priority Healthcare, Class B *	5,000	127
Renal Care Group *	6,000	277
Symbion *	13,000	310
Triad Hospitals *	4,000	219
United Surgical Partners International *	9,000	469
WellChoice *	8,000	556
		8,130
Pharmaceuticals 1.5%
Andrx *	10,000	203
Bradley Pharmaceuticals *	3,400	37
Medicis Pharmaceutical, Class A	14,000	444
Noven Pharmaceuticals *	17,000	297
Par Pharmaceutical *	2,500	80
Taro Pharmaceuticals *	5,400	157
		1,218
Total Health Care		18,045

INDUSTRIALS & BUSINESS SERVICES 11.9%
Aerospace & Defense 2.3%
Armor Holdings *	5,000	198
Engineered Support System	19,500	699
Herley Industries *	4,000	73
Mercury Computer Systems *	11,000	301
MTC Technologies *	15,000	552
		1,823
Air Freight & Logistics 1.1%
Forward Air	7,500	212
UTi Worldwide	10,000	696
		908
Airlines 1.3%
AirTran *	10,000	92
Frontier Airlines *	25,500	264
JetBlue Airways *	2,300	47
SkyWest	33,500	609
		1,012
Building Products 0.2%
Simpson Manufacturing	6,000	183
		183
Commercial Services & Supplies 4.0%
ChoicePoint *	11,266	451
Corporate Executive Board	13,500	1,058
Mine Safety Appliances	4,500	208
Navigant Consulting *	6,800	120
Resources Global Professionals *	26,000	604
Stericycle *	8,500	428
Waste Connections *	9,500	354
		3,223
Construction & Engineering 0.2%
Insituform Technologies *	7,000	112
		112
Electrical Equipment 0.2%
II-VI *	8,200	151
		151
Machinery 1.1%
Actuant, Class A *	5,500	264
Oshkosh Truck	8,000	626
		890
Road & Rail 1.1%
Dollar Thrifty Auto Group *	7,000	266
Old Dominion Freight Line *	11,700	314
U.S. Xpress Enterprises *	8,000	95
Werner Enterprises	11,000	216
		891
Trading Companies & Distributors 0.4%
Hughes Supply	9,500	267
Interline Brands *	2,100	42
		309
Total Industrials & Business Services		9,502

INFORMATION TECHNOLOGY 26.1%
Communications Equipment 2.8%
ADTRAN	15,300	379
Anaren *	9,500	125
Avocent *	2,075	54
F5 Networks *	7,200	340
Inter-Tel	19,500	363
Packeteer *	17,000	240
Plantronics	14,500	527
Polycom *	9,442	141
Powerwave Technologies *	10,000	102
		2,271
Computers & Peripherals 1.7%
Avid Technology *	13,500	719
Maxtor *	42,200	220
Novatel *	2,500	31
Pinnacle *	10,000	55
Sandisk *	10,300	245
SBS Technologies *	5,000	46
		1,316
Electronic Equipment & Instruments 3.8%
Aeroflex *	46,000	387
Coherent *	5,700	205
Cyberoptics *	40,000	520
Daktronics	6,500	130
Dionex *	2,500	109
Dolby Laboratories, Class A *	6,000	132
DTS *	14,000	250
FLIR Systems *	17,400	519
National Instruments	1,475	31
Orbotech *	8,800	189
Scansource *	6,400	275
TTM Technologies *	37,500	285
		3,032
Internet Software & Services 2.3%
CNET Networks *	20,000	235
Digital Insight *	19,000	454
Earthlink *	5,000	43
Infospace.com *	3,000	99
Jupitermedia *	23,500	403
MatrixOne *	48,300	242
Support.com *	17,000	88
Websense *	5,500	264
		1,828
IT Services 3.4%
CACI International, Class A *	7,000	442
Cognizant Technology Solutions *	8,000	377
Forrester Research *	2,500	45
Global Payments	5,800	393
Inforte	55,000	183
Iron Mountain *	13,000	403
RightNow Technologies *	20,000	240
SkillSoft ADR *	8,000	28
SRA International, Class A *	18,500	642
		2,753
Office Electronics 0.7%
Zebra Technologies *	13,375	586
		586
Semiconductor & Semiconductor Equipment 6.0%
Advanced Energy Industries *	40,700	320
AMIS Holdings *	9,000	120
ATMI *	7,500	218
Axcelis Technologies *	17,500	120
Brooks-Pri Automation *	7,500	111
Cognex	8,300	217
Cohu	7,000	140
Cymer *	15,800	416
Entegris *	15,000	148
Exar *	11,000	164
Integrated Circuit Systems *	11,000	227
Integrated Silicon Solution *	23,000	170
Intersil Holding, Class A	17,400	327
Lattice Semiconductor *	11,600	52
Micrel *	7,700	89
Microchip Technology	1,762	52
Omnivision Technologies *	20,500	279
Pericom Semiconductor *	12,500	102
Rudolph Technologies *	3,200	46
Semtech *	13,000	216
Silicon Storage Technology *	21,300	86
Skyworks Solutions *	10,000	74
Tessera Technologies *	2,200	74
Trident Microsystems *	7,500	170
TriQuint Semiconductor *	11,387	38
Varian Semiconductor Equipment *	10,000	370
Virage Logic *	16,000	165
Zoran *	21,698	288
		4,799
Software 5.4%
Activision *	27,000	446
Actuate *	26,700	50
Agile Software *	35,000	220
Altiris *	10,600	156
Borland Software *	20,000	137
FactSet Research Systems	7,500	269
Fair Isaac	14,256	520
FileNet *	6,400	161
Hyperion Solutions *	12,000	483
Informatica *	21,600	181
Jack Henry & Associates	10,000	183
Macromedia *	8,000	306
Macrovision *	12,500	282
Mercury Interactive *	1,000	38
NetIQ *	7,500	85
Open Solutions *	3,500	71
Quest Software *	6,200	85
Radiant Systems *	10,750	123
Red Hat *	13,000	170
RSA Security *	9,000	103
SERENA Software *	10,500	203
		4,272
Total Information Technology		20,857

MATERIALS 0.8%
Chemicals 0.5%
Symyx Technologies *	13,900	389
		389
Metals & Mining 0.3%
Reliance Steel & Aluminum	4,000	148
Steel Dynamics	4,500	118
		266
Total Materials		655

TELECOMMUNICATION SERVICES 1.9%
Wireless Telecommunication Services 1.9%
Alamosa Holdings *	3,000	42
Nextel Partners, Class A *	38,000	956
NII Holdings, Class B *	3,900	249
Ubiquital *	10,000	82
Wireless Facilities *	31,500	199
Total Telecommunication Services		1,528
Total Common Stocks (Cost $56,359)		79,339

SHORT-TERM INVESTMENTS 0.7%

Money Market Fund 0.7%
T. Rowe Price Reserve Investment Fund, 3.14% #†	557,556	558
Total Short-Term Investments (Cost $558)		558

Total Investments in Securities
100.0% of Net Assets (Cost $56,917)		$ 79,897

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4
ADR	American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $558)	$558
Non-affiliated companies (cost $56,359)	79,339

Total investments in securities	79,897
Dividends receivable	11
Receivable for investment securities sold	57
Receivable for shares sold	48
Other assets	31

Total assets	80,044

Liabilities
Investment management fees payable	40
Payable for shares redeemed	42
Due to affiliates	22
Other liabilities	36

Total liabilities	140

NET ASSETS	$79,904

Net Assets Consist of:
Undistributed net investment income (loss)	$(290)
Undistributed net realized gain (loss)	(13,203)
Net unrealized gain (loss)	22,980
Paid-in-capital applicable to 6,195,126 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	70,417

NET ASSETS	$79,904

NET ASSET VALUE PER SHARE	$12.90

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend income	$194

Expenses
Investment management	257
Shareholder servicing	133
Custody and accounting	67
Prospectus and shareholder reports	20
Registration	11
Legal and audit	6
Proxy and annual meeting	2
Directors	2
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(17)

Total expenses	485
Expenses paid indirectly	(1)

Net expenses	484

Net investment income (loss)	(290)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	1,310
Change in net unrealized gain (loss) on securities	219

Net realized and unrealized gain (loss)	1,529

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$1,239

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(290)	$(769)
Net realized gain (loss)	1,310	2,953
Change in net unrealized gain (loss)	219	5,357

Increase (decrease) in net assets from operations	1,239	7,541

Capital share transactions *
Shares sold	6,688	16,661
Shares redeemed	(10,614)	(16,936)
Redemption fees received	9	16

Increase (decrease) in net assets from capital
share transactions	(3,917)	(259)

Net Assets
Increase (decrease) during period	(2,678)	7,282
Beginning of period	82,582	75,300

End of period	$79,904	$82,582

(Including undistributed net investment income (loss) of
$(290) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	543	1,408
Shares redeemed	(859)	(1,445)

Increase (decrease) in shares outstanding	(316)	(37)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $8,324,000 and $12,898,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $772,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2004 were recognized for tax purposes on January 1, 2005. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $13,740,000 of unused capital loss carryforwards, of which $1,927,000 expire in 2009, $9,434,000 expire in 2010, and $2,379,000 expire in 2011.

At June 30, 2005, the cost of investments for federal income tax purposes was $56,917,000. Net unrealized gain aggregated $22,980,000 at period-end, of which $28,678,000 related to appreciated investments and $5,698,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, management fees waived in the amount of $293,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $93,000 for T. Rowe Price Services, Inc., and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $9,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $558,000 and $366,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 107,206 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, and 5-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005